UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 18, 2005



                              EAGLE BROADBAND, INC.
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                 (State or other jurisdiction of incorporation)



            001-15649                                760494995
   (Commission File Number)             (I.R.S. Employer Identification No.)


                 101 Courageous Drive, League City, Texas 77573
          (Address of principal executive offices, including zip code)


                                 (281) 538-6000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On October 18, 2005, Eagle Broadband, Inc. held its 2005 Annual Meeting of Shareholders in League City, Texas. A quorum was present at the meeting and all four proposals included in the August 8, 2005 proxy statement and the September 7, 2005 proxy statement supplement were voted on and approved.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EAGLE BROADBAND, INC.



                                    By:  /s/ DAVID MICEK
                                    -------------------------------------
                                    President and Chief Executive Officer


DATE: October 20, 2005